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                                                                Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) incorporated by reference in this Registration Statement.

                              /s/ Arthur Andersen

February 12, 2001
Hamilton, Bermuda